                                                                    Exhibit 10.4

                                 BUSINESS LEASE

         THIS AGREEMENT, entered into this 1st day of January, 1997 between West Tropical Investment Corp. hereinafter called the lessor or landlord, party of the first part, and Jet Aviation Trading Inc. of the County of Dade and State of Florida hereinafter called the lessee or tenant, party of the second part:

         WITNESSETH, that the said lessor or landlord does this day lease unto said lessee, and said lessee does hereby hire and take as tenant ____ under said lessor the following described premises: (Describe type of property, address, etc.)

                  WAREHOUSE and offices consisting of Approximately 13560 Sq. Feet. 15675 NW 15 Ave., Miami Fl. 33169 situate in Dade county State of Florida, to be used and occupied by the lessee as Warehouse and offices, and for no other purposes or uses whatsoever, for the term of four years, subject and conditioned on the provisions of clause ten of this lease beginning the 1st day of January 1997, and ending the 31st day of December 2000, at and for the agreed total rental of Fifty Eight Thousand Nine Hundred Seven and 88/100 Dollars.

                  Payable annually as follows:

                  Office: 2550 Square Feet at $5.50/sq.ft. -- $168.75 Per month plus applicable sales tax. Warehouse: 11010 Square Feet at $3.75/sq.ft. -- $3,440.63 Per month plus applicable sales tax. Total monthly payment is $4,908.99 (Including sales tax of 6.5%) all payments to be made to the lessor on the first day of each and every month in advance without demand at the office of West Tropical Investments Corp. in the City of Hollywood, Florida or at such other place and to such other person, as the lessor may from time to time designate in writing.

         The following express stipulations and conditions are made a part of this lease and are hereby assented to by the lessee:

         FIRST: The lessee shall not assign this lease, nor sub-let the premises, or any part thereof nor use the same, or any part thereof, not permit he same, or any part thereof, to be used for any other purpose than as above stipulated, nor make any alterations therein, and all additions thereto, without the written consent of the lessor, and all additions, fixtures or improvements which may be made by lessee, except movable office furniture, shall become the property of the lessor and remain upon the premises as a part thereof, and be surrendered with the premises at the termination of this lease.

         SECOND: All personal property placed or moved in the premises above described shall be at the risk of the lessee or owner thereof, and lessor shall not be liable for any damage to said personal property, or to the lessee arising from the bursting or leaking of water pipes, or from any net of negligence of any co-tenant or occupants of the building or of any other person whensoever.

         THIRD: That the tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the applicable fire prevention codes for the prevention of fires, at Tenant's own cost and expense. Tenant's liability shall be limited from the commencement of this lease.

         FOURTH: In the event the premises shall be destroyed or so damaged or injured by fire or other casualty during the Life of this agreement, whereby the same shall be rendered untenantable, then the lessor shall have the right to render said premises tenantable by repairs within ninety days therefrom. If said premises are not rendered tenantable within said time, it shall be optional with either party hereto to cancel this lease, and in the event of such cancellation the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing.

         FIFTH: The prompt payment of the rent for said premises upon the dates named, and the faithful observance of the rules and regulations printed upon this lease, and which are hereby made a part of this covenant, and of such other and further rules or regulations as may be hereafter made by the lessor, are the conditions upon which the lease is made and accepted and any failure on the part of the leasee to comply with the terms of said lease, or any of said rules and regulations now in existence, or which may be hereafter prescribed by the lessor, shall at the option of the lessor, work a forfeiture of this contract, and all of the rights of the lessee hereunder.

         SIXTH: If the lessee shall abandon or vacate said premises before the end of the term of this lease, or shall suffer the rent to be in arrears, the lessor may, at his option, forthwith cancel this lease or he may enter said premises as the agent of the lessee, without being liable in any way therefor, and relet the premises with or without any furniture that may be, therein, as the agent of the lessor, at such price and upon such terms and for such duration of time as the lessor may determine, and receive the rent therefor, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by lessor over and above the expenses to lessor in such re-letting, the said lessee shall pay any deficiency, and if more than the full rental is realized lessor will pay over to said lessee the excess of demand.

         SEVENTH: Lessee agrees to pay the cost of collection and ten per cent attorney's fees on any part of said rental that may be collected by suit or by attorney, after the same is past due.

         EIGHTH: The lessee agrees that he will pay all charges for rent, gas, electricity or other illumination, and for all water used on said premises, and should said charges for rent, light or water herein provided for at any time remain due and unpaid for the space of five days after the same shall have become due, the lessor may at his option consider the said lessee tenant at sufferance and the entire rent for the rental period then next ensuing shall at once be due and payable and may forthwith be collected by distress or otherwise.

         NINTH: The said lessee hereby pledges and assigns to the lessor all the furniture, fixtures, goods and chattels of said lessee, which shall or may be brought or put on said premises as security for the payment of the rent herein reserved, and the lessee agrees that the said lien may be enforced by distress foreclosure or otherwise at the election of the said lessor, and does hereby agree to pay attorney's fees of ten percent of the amount so collected or found to be due, together with all costs and charges therefore incurred or paid by the lessor.

         ELEVENTH: The lessor, or any of his agents, shall have the right to enter said premises during all reasonable hours, to examine the same to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of said building, or to exhibit said premises, and to put or keep upon the doors or windows thereof a notice "FOR RENT" at any time within thirty (30) days before the expiration of this lease. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions, which do not conform to this agreement, or to the rules and regulations of the building.

         TWELFTH: Lessee hereby accepts the premises in the condition they are in at the beginning of this lease and agrees to maintain said premises in the same condition, order and repair as they are at the commencement of said term, excepting only reasonable wear and tear arising from the use thereof under this agreement, and to make good to said lessor immediately upon demand, any damage to water apparatus, or electric lights or any fixture, appliances or appurtenances of said premises, or of the building, caused by any act or neglect of lessee, or of any person or persons in the employ or under the control of the lessee.

         THIRTEENTH: It is expressly agreed and understood by and between the parties to this agreement, that the landlord shall not be liable for any damage or injury by water, which may be sustained by the said tenant or other person or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other tenant or agents, or employees, or by reason of the breakage, leakage, or obstruction of the water, sewer or soil pipes, or other leakage in or about the said building.

         FOURTEENTH: If the lessee shall become insolvent or if bankruptcy proceedings shall be begun by or against the lessee, before the end of said term the lessor is hereby irrevocably authorized at its option, to forthwith cancel this lease, as for a default. Lessor may elect to accept rent from such receive, trustee, or other judicial officer during the term of their occupancy in their fiduciary capacity without affecting lessor's rights as contained in this contract, but no receiver, trustee, or other judicial officer shall ever have any right, title or interest in or to the above described property by virtue of this contract.

         FIFTEENTH; Lessee hereby waives and renounces for himself and family any and all homestead and exemption rights he may have now, or hereafter, under or by virtue of the constitution and laws of this State, or of any other State, or of the United States, as against the payment of said rental or any portion hereof, or any other

         SIXTEENTH: This contract shall bind the lessor and its assigns or successors, and the heirs, assigns, personal representatives, or successors as the case may be, of the lessee.

         SEVENTEENTH: It is understood and agreed between the parties hereto that time is of the essence of this contract and this applies to all terms and conditions contained herein.

         EIGHTEENTH: It is understood and agreed between the parties hereto that written notice mailed or delivered to the premises leased hereunder shall constitute sufficient notice to the lessee and written notice mailed or delivered to the offices of the lessor shall constitute sufficient notice to the lessor, to comply with the terms of this contract.

         NINETEENTH: The rights of this lessor under the foregoing shall be cumulative, and failure on the part of the lessor to exercise promptly any rights given hereunder shall not operate to forfeit any of the said rights.

         TWENTIETH: It is further understood and agreed between the parties hereto that any charges against the lessee by the lessor for services or for work done on the premises by order of the lessor or otherwise .... under this contract shall be considered as rent due and shall be included in any lien for rent due and unpaid.

         TWENTY-FIRST: It is hereby understood and agreed that any signs of advertising to be used, including awnings, in connection with the premises leased hereunder shall be first submitted to the lessor for approval before installation of same.

         TWENTY-SECOND: RADON GAS NOTIFICATION (the following notification may be required in some ....: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings. Additional information regarding radon and radon testing may be obtained from your county public health unit.

         See Attached Addendum:

         In Witness Whereof, the parties hereto have executed this instrument for the purposes herein expressed, the day and year above written.

Signed, sealed and delivered in the presence of:


                                                        By: /s/
------------------------------------                       ---------------------
Witness Signature (as to Lessee)                           Witness Signature


------------------------------------                    ------------------------
Printed Name                                            Printed Name


XXXXX                                                   By: /s/
------------------------------------                       ---------------------
Witness Signature (as to Lessee)                           Witness Signature


------------------------------------                    ------------------------
Printed Name                                            Printed Name

                                         By: /s/
------------------------------------         -------------------------------
Witness Signature (as to Lessee)             Witness Signature


------------------------------------         -------------------------------
Printed Name                                 Printed Name


                                         By: /s/
------------------------------------         -------------------------------
Witness Signature (as to Lessee)             Witness Address
                                             3100 N. 29th Court
                                             Hollywood, FL 33020

                                         By: /s/
------------------------------------         -------------------------------
Printed Name                                 Witness Signature

                                             Jet Aviation Trading, Inc.
------------------------------------         -------------------------------
Witness Signature (as to Lessee)             Printed Name

                                            By: /s/ Joseph Nelson
------------------------------------            --------------------------------
Printed Name                                    Witness Address
                                                15675 NW 15 Ave.
                                                Miami, FL 33169
------------------------------------
Witness Signature (as to Lessee)


------------------------------------
Printed Name

STATE OF FLORIDA               )
COUNTY OF                      )             I hereby Certify that on this day
                                             before me, an officer duly
authorized to administer oaths and take acknowledgement, personally appointed Joseph J. Nelson known to me to be the person ----- described in and whos -----
the foregoing ----- who ---- before me that he .... the same and on oath was not taken, said person(s) is/... personally known to me ... provided the following type of identification Drivers License


Notary Public Stamp                     Witness my hand and official seal in
                                        the County and State said aforesaid
                                        this 4th day of November, 1997

                                        /s/ Marion N. Koliniatis
                                        ---------------------------------------
                                        Notary Signature

                                        Marion N. Koliniatis
                                        ---------------------------------------
                                        Printed Name

4
                                    ADDENDUM

ARTICLE TWENTY THIRD: INSTALLATIONS

     Tenant shall not make any additions, alterations or improvements in or to the Demised Premises without Landlord's written consent. Landlord shall not unreasonably withhold consent. For any improvement, addition or alteration made by the Tenant the Landlord agrees not to charge Tenant for disassembly or removal of such alteration.

ARTICLE TWENTY FOURTH: UTILITIES

     Landlord shall provide necessary mains, ducts and conduit in order to bring electric service to the demised Premises, however, Tenant shall pay for all electric usage directly to the utility company. Landlord shall not be liable for any failure or interruptions of such services and may interrupt same in order to repair or alter any portion of the warehouse building. Tenant shall pay the water usage bill for the entire building comprising of the Demised portion of the building not leased by Tenant. Nothing contained herein shall be construed as an obligation of Landlord to continue to supply water and sewer service.

ARTICLE TWENTY SIXTH: LIABILITY INSURANCE

     Tenant shall, at its own expense, during the term hereof, maintain and deliver to Landlord public liability and property damage and insurance policies with respect to the Demised Premises, in which both Landlord and Tenant shall be named as parties covered thereby, within the limits of $500,000.00 for injury or death to any one person and $1,000,000.00 for any one accident and $300,000.00 with respect to damage to property. Such policy or policies shall be in such form and with such insurance companies as shall be to Landlord of cancellation; and, at least 15 days before the expiration of any such policy, Tenant shall supply Landlord with a substitute therefore, with evidence of payment of the premium thereof.

5


ARTICLE TWENTY SEVENTH: OPTION TO RENEW

     Tenant shall have the option, to be exercised by written notice to Landlord at least six months prior to the expiration of the original term of this lease, to renew this lease for two additional one year options upon all of the terms and conditions provided in the original lease. For the purposes of Cost of Living Adjustment Article, there shall be three (3) "adjustment months" during the renewal period, which shall be the month during each year of the renewal period which corresponds with the month in which the term of this lease first commenced, so that there shall be a cost of living adjustment as provided herein during each option year of the renewal period, including the first year thereof.

     For purposes of application of the cost of living increase during the option period the basic monthly rental shall be the original monthly rental under the lease and not the basic monthly rental payable during the initial option period.

     Tenant shall have the right to exercise two option periods as long as Tenant is not in default of this agreement.

ARTICLE TWENTY EIGHTH:  LANDLORD'S WORK

     Landlord reserves the right from time to time to make changes, additions and elimination in and to the buildings and common areas in and around the warehouse building, provided same do not unreasonably interfere with Tenant's use of the Demised Premises.

ARTICLE TWENTY NINTH:  TAX INCREASE

     If the real estate taxes payable on the land and building comprising the warehouse building properly shall be increased for any tax year over the amount of such taxes payable for the tax year immediately following the year in which this Lease is executed (such tax year being hereinafter called "base year" and the taxes payable in the base year being hereinafter called basic taxes"), Tenant shall pay to Landlord as additional rent, within 10 days after Landlord shall notify Tenant of such increase, an amount equal to Tenants' proportionate share of the tax increase in the ratio that Tenant's floor area bears to the floor area of all rented and rentable space in the warehouse building. Landlord shall take the benefit of the provisions of any statute or any ordinance permitting any such assessment to be paid over a period of time, and Tenant shall be obligated to pay only the said portion of the installments of any such assessments which shall become due and payable during the term of this Lease. Base year is 1997.

6

ARTICLE THIRTY: ASSESSMENTS

     Tenant shall also pay to Landlord as additional rent, within 10 days after Landlord shall give Tenant notice of the existence thereof, Tenant's proportionate share of any assessments of installments thereof for public betterments or improvements which may be levied on the land or buildings comprising the warehouse building and which are not deductible from any condemnation award. Tenant's proportionate share shall be in the ratio that Tenants' floor area bears to the floor area of all rented and rentable space in the warehouse building. Landlord shall take the benefit of the provisions of any statute or ordinance permitting any such assessment to be paid over a period of time, and Tenant shall be obligated to pay only the said portion of the installments of any such assessments which shall become due and payable during the term of this lease. Base year is 1997.


ARTICLE THIRTY FIRST:  INSURANCE INCREASES

     If the insurance premiums payable by Landlord on the fire, windstorm and extended coverage insurance policy carried by Landlord, covering the warehouse building in which the Demised Premises are located, shall be increased for any year over the amount of such insurance premiums for the year immediately following the year in which this Lease is executed (such year being hereinafter called "Base Year" and the insurance premium payable in the Base Year being hereinafter called the "Basic Premium"), Tenant shall pay to Landlord as additional rent within 10 days after Landlord shall notify Tenant of such increase, an amount equal to the proportion of the insurance premium increase in the ratio that Tenant's floor area bears to the floor area of all rented and rentable space in the warehouse building. Base year in 1997.

ARTICLE THIRTY FIRST:  SUNSHINE STATE INDUSTRIAL PARK

     Tenant agrees that, during the term hereof, it will pay as additional rent its proportionate share of any assessments imposed by Sunshine State Industrial Park Association, Inc. in furtherance of its purposes as set forth in said Declaration dated December 28, 1958. If Landlord shall so require, the Tenant shall pay the Association directly.

ARTICLE THIRTY SECOND:  COST OF LIVING ADJUSTMENT

     Commencing with each of the "adjustment months" described below Tenant shall pay as additional rent, an amount computed in accordance with the following provisions:

7
        (A) Landlord shall compute the percentage increase, if any, of the cost of living for each year based upon the "Consumer Price Index Cities" (1967-100)(hereinafter called the "Index"), published by the Bureau of Labor Statistics of the United States Department of Labor. The index number indicated in the column for U.S. city Average entitled "All Items" for said month shall be the "current index number", and the corresponding index number for the month immediately preceding the month in which the term of this Lease commences shall be the "base index number". The excess of the current index number over the base index number, expressed in a percentage, shall be multiplied by the minimum rent payable hereunder, and the resulting amount shall be the increase required to be determined hereunder. The minimum rent as so adjusted shall be due and payable to Landlord in equal monthly installments commencing with the month after the month with respect to which such computation shall have been made.

        (B) If publication of the Index shall be discontinued, the parties shall accept comparable statistics on the cost of living as shall then be computed and published by an agency of the United States, or, if none, by a respected financial periodical selected by the parties, or, if they cannot agree, by arbitration.

        (C) There shall be four (4) adjustment months, each of which shall be the month which is the annual anniversary of the month when the term of this lease commenced, so that there shall be a cost of living adjustment for each year during the term of this lease as well as any option periods, if any, commencing with the first month of the second year of the lease term.

        (D) Provided, however, during the initial term and any exercised option period of this lease the annual rent shall never be increased in any single year by more than 5% of the minimum rental due in the preceding year. The minimum increase shall be 2%. Therefore, the annual base rent shall be increased annually by at least 2%, but not more than 5%.

ARTICLE THIRTY THIRD: SECURITY

The Tenant has this day deposited with the Landlord the first and last month's rent in the sum of $9,817.98, as security for the full, and faithful performance by Tenant of all of the terms, covenants and conditions of this lease upon Tenant's part to be performed, which said sum shall be returned to Tenant 10 days after the time fixed as the expiration of the term hereof, provided that Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. Landlord shall have the right, but not obligation to apply any part of said deposit to cure any default of Tenant;

8

and, if Landlord does so, Tenant shall, upon demand, deposit with Landlord the amount so applied, so that Landlord shall have the full deposit on hand at all times during the term of this lease. In the event of a sale of the building or lease of the land on which it stands, subject to this lease, Landlord shall have the right to transfer the security to the vendee or lessee, and, Landlord shall be considered released by Tenant from all liability for the return of such security and Tenant shall look to the new Landlord solely for the return of said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by Tenant without the written consent of Landlord, an any attempt to do so shall be void.

        One half of the security deposit will be considered last months rent. This will be used as the last months rent only if tenant is in good standing, and not in default of the lease agreement. The tenant will be responsible for the deficit of the rental amount due to cost of living adjustments. If Tenant shall lease from Landlord additional space in the building, Tenant shall pay additional security deposit to landlord in the amount of first and last month's rent for the additional space.

ARTICLE THIRTY FOURTH: BROKERAGE

        Tenant represents and warrants that it has not had any dealings with any broker in connection with the bringing about of this lease or in connection with Tenant's having been introduced to Landlord. Without limiting the effect of the foregoing, Tenant agrees to indemnify and hold Landlord harmless against any claim or demand made by any real estate broker or agent claiming to have dealt with or consulted with Tenant or any of Tenant's representatives, employees or agents contrary to the foregoing representation and warranty.

ARTICLE THIRTY FIFTH: ELECTRIC

        Tenant recognized Landlord will supply electric to all areas of tenants leased premises. Landlord will install an electric meter in the leased premises at Landlord's cost and expense. Tenant shall pay for the usage of all utilities directly to the utility companies.

9

ARTICLE THIRTY SIXTH: QUIET ENJOYMENT

        Landlord agrees that Tenant, upon paying the rent and performing all the covenants and conditions on Tenant's part to be observed and performed, shall and may peaceably and quietly have, hold and enjoy the Demised Premises for the term aforesaid, subject to the mortgages hereinbefore mentioned.

ARTICLE THIRTY SEVENTH: SUBORDINATION

        This lease shall be subject and subordinate to all mortgages, ground or unerlying leases which may now or hereafter affect the premises of which the Demised Premises form a part, whether such mortgages cover only the Demised Premises or be a blanket mortgage covering other premises in addition to the Demised Premises, and to any renewals, modifications, consolidations, replacements or extensions thereof. Although this provision of this lease shall constitute the subordination itself, Tenant shall, if so requested by Landlord, execute promptly any certificate or subordination agreement that Landlord may request in confirmation of such subordination.


DATED: JANUARY 1, 1997

               WEST TROPICAL INVESTMENT
               CORP.
               LANDLORD


                         /s/ STEVER ADELSTEIN
                         -----------------------------
                         BY: STEVE ADELSTEIN, PRESIDENT


                         JET AVIATION TRADING, INC.
                         TENANT

                         /s/ JOSEPH NELSON
                         -----------------------------
                         BY: JOSEPH NELSON, PRESIDENT

10


SECOND ADDENDUM TO LEASE BETWEEN WEST TROPICAL INVESTMENTS CORP.,
AS LANDLORD,
AND JET AVIATION TRADING, INC., AS TENANT, FOR THE PREMISES KNOWN AS
15675 N.W.
15TH AVENUE, MIAMI, FLORIDA 33169.

1.  ADDITIONAL SPACE:

    Tenant has agreed to lease additional space in the building which it currently occupies. The following additional space will be added to the existing premises under lease dated January 1, 1997.

    a. Office - 2,440 square feet at $5.50/sq.ft. amounting to $1,118.33 per month plus applicable sales tax.

    b. Warehouse - 1,606 square feet at $3.75/sq.ft. amounting to $501.88 per month plus applicable sales tax.

2.  SECURITY DEPOSIT:

    Tenant shall deposit additional security deposit for the additional space amounting to the first and last month's rent in the total amount of $3,240.42.

3.  COMMENCEMENT:

    This amendment shall take effect and occupancy of the additional space shall commence November 1, 1997.

DATED:
       -------------------------

WITNESSES                               WEST TROPICAL INVESTMENT CORP.
                                        LANDLORD


                                        /s/ Steve Adelstein, President
--------------------------------        ----------------------------------
                                        By: Steve Adelstein, President


                                        /s/ Joseph Nelson
--------------------------------        ----------------------------------
                                        By: Joseph Nelson, President